                                                                    Exhibit 99.2

                              CASH ELECTION FORM
   TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK SERIES A OF
                      PUBLIC STORAGE PROPERTIES XII, INC.

          Please read and follow carefully the instructions set forth below, which set forth the requirements that need to be complied with in order to make an effective election. Nominees, trustees or other persons who hold shares of Public Storage Properties XII, Inc. ("PSP12") Common Stock Series A, par value $.01 per share ("PSP12 Common Stock"), in a representative capacity are directed to Instruction F(4).

          TO BE EFFECTIVE, THIS CASH ELECTION FORM, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, TOGETHER WITH CERTIFICATES FOR THE PSP12 COMMON STOCK COVERED HEREBY (UNLESS DELIVERY IS GUARANTEED IN BOX E BELOW IN ACCORDANCE WITH INSTRUCTION A), MUST BE RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "DEPOSITARY") NAMED BELOW, AT THE APPROPRIATE ADDRESS SET FORTH BELOW, NO LATER THAN THE ELECTION DEADLINE (AS DEFINED IN INSTRUCTION A). DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESS FOR THE DEPOSITARY SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES AND THE DEPOSITARY WILL NOT BE RESPONSIBLE THEREFOR.

          HOLDERS OF PSP12 COMMON STOCK WHO INTEND TO RECEIVE PUBLIC STORAGE, INC. ("PSI") COMMON STOCK IN THE PSP12 MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM THE FIRST NATIONAL BANK OF BOSTON (THE "EXCHANGE AGENT") WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE PSP12 MERGER.

          This Cash Election Form is to be executed and returned to the Depositary at the following address:

                     BY MAIL, HAND OR OVERNIGHT COURIER OR
                        FOR DUPLICATE COPIES OF MATERIAL

                    American Stock Transfer & Trust Company
                       Attn:  Reorganization Department
                          40 Wall Street, 46th Floor
                              New York, NY 10005
                                (800) 937-5449
                                (718) 921-8200

                                FOR INFORMATION

                    Shareholder Communications Corporation
                         (800) 733-8481, extension 432

          Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Cash Election Form is completed.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


Ladies and Gentlemen:

          This Cash Election Form is being delivered in connection with the merger (the "PSP12 Merger") of PSP12 with and into Public Storage, Inc. ("PSI"), pursuant to the Agreement and Plan of Reorganization dated as of June 20, 1996, between PSI and PSP12 (the "Merger Agreement").

          The undersigned, subject to the Election and Allocation Procedures (as defined below) and the other terms and conditions set forth in this Cash Election Form, including the documents incorporated herein by reference, hereby
(a) surrenders the certificate(s) (the "Certificates") representing the shares of PSP12 Common Stock listed in Box A (Certificate Information) and (b) elects (an "Election"), as indicated below, upon consummation of the PSP12 Merger to have each of the shares of PSP12 Common Stock represented by the Certificates converted into the right to receive $22.34 in cash (subject to adjustment as described in the Merger Agreement), without interest (a "Cash Election").

          If the Depositary has not received your properly completed Cash Election Form, accompanied by your stock Certificates, by the Election Deadline (as defined in Instruction A) (unless Box E (Guaranty of Delivery) has been properly completed and such Certificates are received by the Depositary by the Guaranteed Delivery Deadline), you will receive PSI Common Stock in the PSP12 Merger.

          The undersigned hereby certifies that this Election covers all of the shares of PSP12 Common Stock registered in the name of the undersigned and either (i) beneficially owned by the undersigned, or (ii) owned by the undersigned in a representative or fiduciary capacity for a particular beneficial owner or for one or more beneficial owners, except as otherwise permitted pursuant to Instruction F(4). A PSP12 Shareholder may not make a cash election as to less than all of the shares of PSP12 Common Stock beneficially owned by such shareholder.

          This Election is subject to the terms and conditions set forth in the Merger Agreement and the Proxy Statement and Prospectus, dated July ___, 1996 (the "Proxy Statement and Prospectus"), furnished to shareholders of PSP12, in connection with the PSP12 Merger, all of which are incorporated herein by reference. Receipt of the Proxy Statement and Prospectus, including the Merger Agreement attached as Appendix A thereto, is hereby acknowledged. Copies of the Proxy Statement and Prospectus are available from the Depositary upon request (see Instruction G(10)).

          It is understood that because pursuant to the Merger Agreement the number of shares of PSP12 Common Stock to be converted into the right to receive cash in the PSP12 Merger are subject to limitations, no assurance can be given that an Election by any given shareholder, including this Election by the undersigned, can be accommodated. Rather, the Election by each holder of PSP12 Common Stock, including this Election by the undersigned, will be subject to the results of the election and allocation procedures set forth in the Merger Agreement and described in the Proxy Statement and Prospectus (the "Election and Allocation Procedures").

                                 INSTRUCTIONS

          The Execution Section of this Cash Election Form should be properly filled in, dated and signed, torn off and delivered, together with all stock Certificates representing PSP12 Common Stock currently held by you (unless delivery is guaranteed in Box E in accordance with Instruction A), to the Depositary at the appropriate address set forth on the front of this Cash Election Form. Please read and follow carefully the instructions regarding completion of this Cash Election Form set forth below. If you have any questions concerning this Cash Election Form or require any information or assistance, see Instruction G(1).

          HOLDERS OF PSP12 COMMON STOCK WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE PSP12 MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM THE EXCHANGE AGENT WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE PSP12 MERGER.

A.  TIME IN WHICH TO ELECT

          In order for an Election to be effective, the Depositary must receive a properly completed Cash Election Form, accompanied by all stock Certificates representing PSP12 Common Stock currently held by you, NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE LAST BUSINESS DAY BEFORE THE DAY OF THE MEETING OF SHAREHOLDERS OF PSP12 (the "Election Deadline"). If all other conditions set forth in the Merger Agreement have been met or, if permissible, waived, the effective time of the PSP12 Merger (the "Effective Time") could occur on the same day approval of the PSP12 Merger by shareholders of PSP12 is obtained. THUS, SHAREHOLDERS ARE URGED TO DELIVER A PROPERLY COMPLETED CASH ELECTION FORM, ACCOMPANIED BY STOCK CERTIFICATES (OR A PROPER GUARANTY OF DELIVERY, AS DESCRIBED BELOW), NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 10, 1996, IN ORDER TO ASSURE THAT THEIR CASH ELECTION FORM WILL BE RECEIVED BY THE ELECTION DEADLINE. As soon as the date on which the effective time of the PSP12 Merger is anticipated to occur is determined, PSP12 and PSI will publicly announce such date, although no assurance can be given that the Effective Time will occur on such date. Persons whose stock Certificates are not immediately available may also make an Election by completing this Cash Election Form and having Box E (Guaranty of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the Certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Depositary no later than 5:00 p.m., New York City Time, on the third business day after the Election Deadline (the "Guaranteed Delivery Deadline")).

          IF THE DEPOSITARY HAS NOT RECEIVED YOUR PROPERLY COMPLETED CASH ELECTION FORM, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE ELECTION DEADLINE (UNLESS BOX E (GUARANTY OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATES ARE RECEIVED BY THE DEPOSITARY BY THE GUARANTEED DELIVERY DEADLINE), YOU WILL RECEIVE PSI COMMON STOCK IN THE PSP12 MERGER.

          For instructions regarding changes or revocations of Elections and the time in which such changes or revocations can be made, see Instructions F(1) and F(2) below.

B.  ELECTIONS

          This Cash Election Form provides for your Election, subject to the Election and Allocation Procedures and the other terms and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the PSP12 Merger to have each of the shares of PSP12 Common Stock covered by this Cash Election Form converted into the right to receive $22.34 in cash (subject to adjustment as described in the Merger Agreement), without interest (a "Cash Election").

          You should understand that your Election is subject to certain terms and conditions that are set forth in the Merger Agreement and described in the Proxy Statement and Prospectus. The Merger Agreement is included as Appendix A to the Proxy Statement and Prospectus. Copies of the Proxy Statement and Prospectus may be requested from the Depositary at the address and telephone number set forth on the first page of this Cash Election Form (see Instruction G(10)). The delivery of this Cash Election Form to the Depositary constitutes acknowledgement of the receipt of the Proxy Statement and Prospectus. EACH HOLDER OF PSP12 COMMON STOCK IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE PSP12 MERGER AND THIS CASH ELECTION FORM WITH HIS OR HER PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHETHER TO ELECT CASH. THE TAX CONSEQUENCES TO A HOLDER OF PSP12 COMMON STOCK WILL VARY DEPENDING UPON A NUMBER OF FACTORS. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "CERTAIN FEDERAL INCOME TAX MATTERS -- THE MERGERS" IN THE PROXY STATEMENT AND PROSPECTUS.

C.  CASH ELECTION

          By completing and submitting the Cash Election Form, you are electing, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Cash Election Form, including the documents incorporated herein by reference, to receive cash for all of the shares of PSP12 Common Stock covered by this Cash Election Form.

D.  RECEIPT OF PSI COMMON STOCK

          HOLDERS OF PSP12 COMMON STOCK WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE PSP12 MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM THE EXCHANGE AGENT WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE PSP12 MERGER.

E.  FAILURE TO MAKE EFFECTIVE CASH ELECTION

          If you have failed to make an effective Cash Election, or if your Election is deemed by the Depositary or PSI to be defective in any way, or if your Cash Election Form is not accompanied by your Certificates (unless Box E (Guaranty of Delivery) has been properly completed and such Certificates are received by the Depositary by the Guaranteed Delivery Deadline), you will receive PSI Common Stock in the PSP12 Merger.

F.  SPECIAL CONDITIONS

    (1) REVOCATION OF ELECTION. An election may be revoked by the person or persons making such election by a written notice signed and dated by such person or persons and received by the Depositary prior to the Election Deadline, identifying the name of the registered holder of the PSP12 Common Stock subject to such Election and the serial numbers shown on the Certificates representing such PSP12 Common Stock. Any person or persons who have effectively revoked an Election may, by a signed and dated written notice to the Depositary, request the return of the stock Certificates submitted to the Depositary and such Certificates will be returned to such person or persons (at the shareholder's risk) within five business days of receipt of such request.

    (2) NULLIFICATION OF ELECTION. All Cash Election Forms will be void and of no effect if the PSP12 Merger is not consummated, and Certificates submitted therewith shall be promptly returned to the persons submitting the same.

    (3) ELECTIONS SUBJECT TO ALLOCATION. All Elections are subject to the Election and Allocation Procedures set forth in the Merger Agreement and described in the Proxy Statement and Prospectus under the caption "The Mergers -
- - General" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

    (4) SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of PSP12 Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Cash Election Forms covering the aggregate number of shares of PSP12 Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election, provided, that such Representative certifies that each such Cash Election Form covers all the shares of PSP12 Common Stock held by such Representative for a particular beneficial owner. Any Representative who makes an Election or a Non-Election may be required to provide the Depositary with such documents and/or additional certifications, if requested, in order to satisfy the Depositary that such Representative holds such shares of PSP12 Common Stock for a particular beneficial owner of such shares. If any shares held by a Representative are not covered by an effective Cash Election Form, they will be exchanged for PSI Common Stock.

G.  GENERAL

    (1) EXECUTION AND DELIVERY. In order to make an effective Election, you must correctly fill in the Execution Section of this Cash Election Form. After dating and signing it, you are responsible for its delivery, accompanied by all stock Certificates representing PSP12 Common Stock currently held by you or a proper Guaranty of Delivery of such stock Certificates pursuant to Instruction A, to the Depositary at the address set forth on the front of this Cash Election Form by the Election Deadline. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS CASH ELECTION FORM; HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE ALL STOCK CERTIFICATES. DELIVERY OF STOCK CERTIFICATES WILL BE DEEMED EFFECTIVE AND RISK OF LOSS WITH RESPECT TO SUCH CERTIFICATES SHALL PASS ONLY WHEN SUCH CERTIFICATES ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

    (2) SIGNATURES. Except as otherwise permitted below, you must sign this Cash Election Form exactly the way your name appears on the face of your Certificates. If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the Certificates. If shares of PSP12 Common Stock have been assigned by the registered owner, this Cash Election Form should be signed in exactly the same way as the name of the assignee appearing on the Certificates or transfer documents. See Instructions G(5)(a) and G(5)(b).

    (3) NOTICE OF DEFECTS; RESOLUTION OF DISPUTES. None of PSP12, PSI and the Depositary will be under any obligation to notify you or anyone else that the Depositary has not received a properly completed Cash Election Form or that any Cash Election Form submitted is defective in any way.

          Any and all disputes with respect to Cash Election Forms or to Elections made in respect of PSP12 Common Stock (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any stock Certificate, effectiveness of any Elections and computations of allocations) will be resolved by PSI and its decision will be conclusive and binding on all concerned. PSI may delegate this function to the Depositary in whole or in part. PSI or the Depositary shall have the absolute right in its sole discretion to reject any and all Cash Election Forms and surrenders of stock Certificates which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Cash Election Form or in the surrender of any stock Certificate. Surrenders of stock Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

    (4) ISSUANCE OF PAYMENT CHECK(S). If the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered Certificate(s), no guarantee of the signature on the Cash Election Form is required. For corrections in name and change in name not involving changes in ownership, see Instruction G(5)(c).

    (5) ISSUANCE OF PAYMENT CHECK(S) IN DIFFERENT NAMES. If the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) of the surrendered Certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, shareholder(s) must have signature(s) guaranteed in Box C and complete Box F.

          (a) ENDORSEMENT AND GUARANTEE. The Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such Certificate(s) to the person who is to receive the Payment Check(s). The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the Certificate(s) in every particular and must be medallion guaranteed by an eligible guarantor institution as defined below.

                 DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

               Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

               (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

              (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934;

             (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

              (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and

               (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

          (b) TRANSFEREE'S SIGNATURE. The Cash Election Form must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. See Box B (Sign Here). The signature of such transferee or assignee must be medallion guaranteed by an eligible guarantor institution as provided in Instruction G(5)(a).

          (c) CORRECTION OF OR CHANGE IN NAME. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows. For a change in name by marriage, etc., the Cash Election Form should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Cash Election Form should be signed, e.g., "James
     E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be guaranteed in the manner described in Instruction G(5)(a) above and Box F should be completed.

          You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of Payment Check(s) in a name different from that of the registered holder(s) of the surrendered Certificate(s).

     (6) SUPPORTING EVIDENCE. In case any Cash Election Form, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Cash Election Form, surrendered Certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the Certificate(s). Such documentary evidence of authority must be in form satisfactory to the Depositary.

     (7) SPECIAL MAILING INSTRUCTIONS. The Payment Check(s) will be mailed to the address of the registered holder(s) as indicated in Box A (Certificate Information), unless instructions to the contrary are given in Box G (Special Mailing Instructions).

     (8) LOST CERTIFICATES. If you are not able to locate your Certificate(s) representing PSP12 Common Stock, you should contact American Stock Transfer & Trust Company, PSP12's transfer agent, at (800) 937-5449 or (718) 921-8200. In such event, the transfer agent will forward additional documentation which the shareholder must complete in order to effectively surrender such lost or destroyed Certificate(s). There will be a cost to replace lost Certificates.

     (9) FEDERAL INCOME TAX WITHHOLDING. Under Federal income tax law, the Depositary is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of Certificates formerly representing shares of PSP12 Common Stock pursuant to the Merger Agreement. In order to avoid backup withholding of Federal income tax on any cash received upon the surrender of Certificate(s), a holder thereof must, unless an exemption applies, provide the Depositary with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Cash Election Form (Box D), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of Certificate(s) may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

          Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

          The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the Certificate(s) at the effective time of the PSP12 Merger. The TIN for an individual is his or her social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the Certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the Certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Depositary will withhold 31% on all cash payments with respect to surrendered Certificate(s) made prior to the time it is provided with a properly certified TIN.

          Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Depositary. A Certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

          The signature and date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Cash Election Form are true, correct and complete.

     (10) QUESTIONS AND REQUESTS FOR INFORMATION OR ASSISTANCE. If you have any questions or need assistance to complete this Cash Election Form, please contact Shareholder Communications Corporation at (800) 733-8481, extension 432 (individual holders), or (212) 805-7000 (banks and brokers). You may also obtain additional copies of the Cash Election Form and the Proxy Statement and Prospectus from the Depositary at the addresses and telephone numbers set forth on the first page of this Cash Election Form.

H.   DELIVERY OF PAYMENT CHECKS

          As soon as practicable after the PSP12 Merger becomes effective, the Depositary will make the allocations of cash to be received by holders of PSP12 Common Stock or their designees in accordance with the Election and Allocation Procedures. The Depositary will thereafter issue and mail to you a check for any cash to which you are entitled, provided you have delivered the required Certificates for your PSP12 Common Stock in accordance with the terms and conditions hereof, including the documents incorporated herein by reference.

          If you do not submit an effective Cash Election Form, the Exchange Agent will forward to you, as soon as practicable after the PSP12 Merger becomes effective, a Letter of Transmittal for you to use to send in your stock Certificates for shares of PSP12 Common Stock, containing appropriate instructions for surrendering such Certificates at that time. After the Exchange Agent receives your stock Certificates with a properly completed Letter of Transmittal, it will issue and mail to you a certificate or certificates for PSI Common Stock to which you are entitled (and, if applicable, a check in lieu of a fractional share), provided you have delivered the required Certificates for your PSP12 Common Stock in accordance with the terms and conditions of the Letter of Transmittal, including the documents incorporated therein by reference.

          DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE SPECIAL MEETING WITH THIS CASH ELECTION FORM, YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT AND PROSPECTUS FOR THAT PURPOSE.

                              CASH ELECTION FORM
   TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK SERIES A OF
                      PUBLIC STORAGE PROPERTIES XII, INC.
                               EXECUTION SECTION

BOX A
____________________________________________________________________________________________________________________________________

                                                      CERTIFICATE INFORMATION
  List below the certificates to which this Cash Election Form relates.  (Attach additional sheets if necessary.)

                                                                                                                   Number of Shares
     Name and Address of Registered Holder(s) as Shown on the Share Records                                         Represented by
                       (Fill in, if Blank)                                             Certificate Number           Each Certificate
- ------------------------------------------------------------------------------         ------------------          -----------------

                                                                                       __________________          ________________

                                                                                       __________________          ________________

                                                                                       __________________          ________________

                                                                                       __________________          ________________


                                                                                                    Total Shares:  ================
____________________________________________________________________________________________________________________________________


                        CERTIFICATE HOLDER(S) SIGN HERE
The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Cash Election Form and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the Certificate(s) for surrender and cancellation may be revoked only in accordance with Instruction F(2).

BOX B
____________________________________________________________________________________________________________________________________

                                                             SIGN HERE
  To be completed by all person(s) surrendering certificates and executing this Cash Election Form.

  Signature(s):  ____________________________________________________________________________________________________________

                 ____________________________________________________________________________________________________________

  Date:          ________________________________________  Telephone Number:  ______________________________________________


  Must be signed by registered holder(s) exactly as name(s) appear(s) on stock Certificate(s) or by person(s) authorized to become registered holders by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the following information. (See Instruction G(6)).
  Name(s):              ____________________________________________________________________________________________________________


                        ____________________________________________________________________________________________________________


Capacity (Full Title):  ____________________________________________________________________________________________________________


Address:                ____________________________________________________________________________________________________________


                        ____________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

BOX C
____________________________________________________________________________________________________________________________________

                                                        SIGNATURE GUARANTEE
  To be completed only if required by Instruction G(5). Your signature must be MEDALLION GUARANTEED by an eligible financial institution. Note: a notarization by a notary public is not acceptable.

                         FOR USE BY FINANCIAL INSTITUTION ONLY.  PLACE MEDALLION GUARANTEE IN SPACE BELOW.









____________________________________________________________________________________________________________________________________

                              CASH ELECTION FORM
   TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK SERIES A OF
                      PUBLIC STORAGE PROPERTIES XII, INC.
                         EXECUTION SECTION (CONTINUED)

                           IMPORTANT TAX INFORMATION
PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE PSP12 MERGER. IF THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 IS CHECKED, THE "CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER" BELOW MUST BE COMPLETED.

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BOX D
____________________________________________________________________________________________________________________________________
                                        PART 1 - PLEASE PROVIDE YOUR TIN IN                   Social Security Number or
                                        THE BOX AT RIGHT AND CERTIFY BY                     Employer Identification Number
  SUBSTITUTE                            SIGNING AND DATING BELOW.                          __________________________________
                                     _______________________________________________________________________________________________


  Form W-9                              PART 2 - Check the box if you are not subject to backup withholding because (1) you have not been notified that you are subject to backup withholding as a result of failure to
  Department of the Treasury            report all interest or dividends or (2) the Internal Revenue Service has notified you that
  Internal Revenue Service              you are no longer subject to backup withholding.  [_]
                                     _______________________________________________________________________________________________

  Payer's Request for Taxpayer          Certification - Under penalties of perjury, I certify that the          PART 3 -
  Identification Number (TIN)           information provided on this form is true, correct and complete.
                                                                                                                Awaiting TIN  [_]
                                                                                                              ______________________

  Signature:_________________________________________________  Date:_______________________________________
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
  Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of any cash payment made to me will be withheld, but that such amount will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

  Signature:____________________________________________________________  Date:__________________________________________________
____________________________________________________________________________________________________________________________________

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 BOX E
____________________________________________________________________________________________________________________________________


                                                       GUARANTY OF DELIVERY
  To be used only if Certificates are not surrendered herewith. (See instruction A.) The undersigned (check appropriate boxes below)

  guarantees to deliver to the Depositary at the appropriate address set forth above the Certificates for shares of PSP12 Common
  Stock submitted with this Cash Election Form no later than 5:00 p.m., New York City Time, on the third business day after the
  Election Deadline (as defined in Instruction A).

  [_]  A member of a registered national               Firm:                  ______________________________________________________
       securities exchange
                                                       Authorized Signature:  ______________________________________________________


  [_]  A member of the National Association            Address:               ______________________________________________________
       of Securities Dealers, Inc.
                                                                              ______________________________________________________


  [_]  A commercial bank or trust company              Telephone Number:      ______________________________________________________
       in the United States
____________________________________________________________________________________________________________________________________

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                   SPECIAL PAYMENT AND MAILING INSTRUCTIONS

The undersigned understands that the check issued as payment in cash (such checks being referred to herein as "Payment Checks") with respect to the PSP12 Common Stock surrendered will be issued in the same name(s) as the Certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box F or Box G below. If Box F is completed, the signature of the undersigned must be guaranteed as set forth in Instruction G(5).

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BOX F
____________________________________________________________________________________________________________________________________


                                                   SPECIAL PAYMENT INSTRUCTIONS
  To be completed only if the Payment Check(s) is (are) to be issued in the name(s) of someone other than the registered holder(s)
  set forth above.  Signature must be guaranteed.  (See Instruction G(5).)
  Name:                                       ______________________________________________________________________________________


  Address:                                    ______________________________________________________________________________________


                                              ______________________________________________________________________________________

  Social Security Number or
  Employer Identification Number:             ______________________________________________________________________________________

____________________________________________________________________________________________________________________________________

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BOX G
____________________________________________________________________________________________________________________________________


                                                   SPECIAL MAILING INSTRUCTIONS
  To be completed only if the Payment Check(s) is (are) to be issued to the registered holder(s) and mailed to an address other than that of the registered holder(s) set forth above.  (See Instruction G(7).)
  Address:                        __________________________________________________________________________________________________


                                  __________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

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